News release

FOR IMMEDIATE RELEASE

Avantor® Appoints Simon Dingemans to its Board of Directors

RADNOR, Pa. – December 18, 2025 – Avantor, Inc. (NYSE: AVTR), a leading global provider of mission-critical products and services to customers in the life sciences and advanced technology industries, today announced the appointment of Simon Dingemans to its Board of Directors, effective January 2, 2026.

Mr. Dingemans is an accomplished executive with extensive global leadership experience across healthcare, finance and strategic business transformation. He was previously the Chief Financial Officer of GlaxoSmithKline plc, a Partner at Goldman Sachs, and a Managing Director at The Carlyle Group. He currently serves on the boards of Vodafone Group Plc and WPP plc.

"The Board continues to take action to accelerate growth and profitability at Avantor," said Gregory Summe, incoming Chairman of the Avantor board. "With Simon's breadth of experience guiding complex global organizations and his background in operational transformation, financial discipline and strategic execution, he is well suited to help advance the Avantor Revival plan. Simon's appointment demonstrates the Board's commitment to finding the best talent to help create value for our stakeholders."

"Avantor's innovative products and services have made the Company a trusted partner to the scientific community across the globe," said Mr. Dingemans. "I look forward to supporting the Company's efforts to drive operational improvements, deepen customer partnerships and position Avantor for sustainable, long-term success."

About Simon Dingemans

Simon Dingemans is an accomplished business leader with significant experience guiding large global organizations through complex financial, operational and strategic initiatives. During his tenure as Chief Financial Officer of GlaxoSmithKline plc, he led major business services and technology modernization programs, oversaw capital allocation and financial operations, and supported strategic transactions that helped reshape the company's portfolio. He currently serves on the Boards of Vodafone Group Plc, WPP plc and Genomics LTD, where he is also non-executive Chair.

Earlier in his career, Mr. Dingemans held senior leadership positions at Goldman Sachs International, where he oversaw UK investment banking and European mergers activity, and later served in senior advisory and operating roles at The Carlyle Group. He holds both a bachelor's degree and a master's degree in geography from the University of Oxford.

About Avantor

Avantor® is a leading life science tools company and global provider of mission-critical products and services to the life sciences and advanced technology industries. We work side-by-side with customers at every step of the scientific journey to enable breakthroughs in medicine, healthcare, and technology. Our portfolio is used in virtually every stage of the most important research, development and production activities at more than 300,000 customer locations in 180 countries. For more information, visit avantorsciences.com and find us on LinkedIn, X (Twitter) and Facebook.

Forward-Looking and Cautionary Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, including our cost transformation initiative, objectives, future performance and business. These statements may be preceded by, followed by or include the words "aim," "anticipate," "assumption," "believe," "continue," "estimate," "expect," "forecast," "goal," "guidance," "intend," "likely," "long-term," "near-term," "objective," "opportunity," "outlook," "plan," "potential," "project," "projection," "prospects," "seek," "target," "trend," "can," "could," "may," "should," "would," "will," the negatives thereof and other words and terms of similar meaning.

Forward-looking statements are inherently subject to risks, uncertainties and assumptions; they are not guarantees of performance. You should not place undue reliance on these statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. Factors that could contribute to these risks, uncertainties and assumptions include, but are not limited to, the factors described in "Risk Factors" in our most recent Annual Report on Form 10-K, and subsequent quarterly reports on Form 10-Q, as such risk factors may be updated from time to time in our periodic filings with the SEC.

All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. In addition, all forward-looking statements speak only as of the date of this press release. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.

Investor Relations Contact

Allison Hosak
Senior Vice President, Global Communications
Avantor
908-329-7281
Allison.Hosak@avantorsciences.com

Media Contact

Eric Van Zanten

Head of External Communications
Avantor
610-529-6219
Eric.Vanzanten@avantorsciences.com

Source: Avantor and Financial News